Supplement to the
Fidelity Advisor® Floating Rate High Income Fund, Fidelity Advisor® High Income Fund, Fidelity Advisor® High Income Advantage Fund and Fidelity Advisor® Value Fund
Class A, Class T, Class C and Class I
December 30, 2016
STATEMENT OF ADDITIONAL INFORMATION

Stephen Barwikowski no longer serves as co-manager of Fidelity Advisor® Value Fund.

ACOM10B-17-01 1.734041.156	January 20, 2017

Supplement to the
Fidelity Advisor® Value Strategies Fund, Fidelity® Equity Dividend Income Fund, Fidelity® Growth Company Fund, Fidelity® Growth Strategies Fund and Fidelity® Independence Fund
Class K
January 29, 2016
STATEMENT OF ADDITIONAL INFORMATION

Matthew Friedman has replaced Thomas Soviero as the portfolio manager of Fidelity Advisor® Value Strategies Fund.

Robert Bertelson no longer serves as portfolio manager of Fidelity® Independence Fund. Jeffrey Feingold serves as portfolio manager for Fidelity® Independence Fund.

The following information replaces similar information found in the "Management Contracts" section.

Matthew Friedman is the portfolio manager of Fidelity Advisor® Value Strategies Fund and receives compensation for his services. Jeffrey Feingold is lead portfolio manager of Fidelity® Independence Fund and receives compensation for his services. As of September 30, 2016, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of Mr. Friedman’s bonus that is linked to the investment performance of Fidelity Advisor® Value Strategies Fund is based on the fund’s pre-tax investment performance measured against the Russell Midcap® Value Index, and the fund’s pre-tax investment performance (based on the performance of the fund’s retail class) within the Morningstar® Mid-Cap Value Category. The portion of Mr. Feingold’s bonus that is linked to the investment performance of Fidelity® Independence Fund is based on the pre-tax investment performance of the fund measured against the S&P 500® Index, and the pre-tax investment performance of the fund (based on the performance of the fund’s retail class) within the Morningstar® Large Growth; Large Value; Large Blend; Mid-Cap Growth; Mid-Cap Value; and Mid-Cap Blend Categories. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Friedman as of September 30, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	6	none	none
Assets Managed (in millions)	$18,189	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$17,435	none	none

* Includes Fidelity Advisor® Value Strategies Fund ($1,479 (in millions) assets managed with performance-based advisory fees).

As of September 30, 2016, the dollar range of shares of Fidelity Advisor® Value Strategies Fund beneficially owned by Mr. Friedman was none.

The following table provides information relating to other accounts managed by Mr. Feingold as of September 30, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$18,684	$189	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$18,684	none	none

* Includes Fidelity® Independence Fund ($3,736 (in millions) assets managed with performance-based advisory fees).

As of September 30, 2016, the dollar range of shares of Fidelity® Independence Fund beneficially owned by Mr. Feingold was none.

K-COM11B-17-01 1.881475.111	January 20, 2017

Supplement to the
Fidelity Advisor® Value Fund
Class A, Class T, Class C and Class I
December 30, 2016
Prospectus

Stephen Barwikowski no longer serves as a co-manager of the fund.

FAV-17-01 1.798886.131	January 20, 2017